UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2017 (April 20, 2017)

PARSLEY ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36463	46-4314192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

303 Colorado Street, Suite 3000

Austin, Texas 78701

(Address of Principal Executive Offices)

(Zip Code)

(737) 704-2300

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission by Parsley Energy, Inc. (the “Company”) on April 20, 2017 (the “Original Parsley Form 8-K”), on April 20, 2017, the Company and its subsidiary, Parsley Energy, LLC, completed the acquisition (the “Double Eagle Acquisition”) of all of the interests in Double Eagle Lone Star LLC, DE Operating LLC, and Veritas Energy Partners, LLC from Double Eagle Energy Permian Operating LLC (“DE Operating”), Double Eagle Energy Permian LLC (“DE Permian”), and Double Eagle Energy Permian Member LLC (together with DE Operating and DE Permian, “Double Eagle”), as well as certain related transactions with an affiliate of Double Eagle.

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Original Parsley Form 8-K to provide the following:

•	the audited consolidated financial statements of DE Permian (for the period described in Item 9.01(a) below), the notes related thereto and the Report of Independent Auditors;

•	the unaudited pro forma condensed financial information described in Item 9.01(b) below; and

•	the reports of independent petroleum engineer, Cawley, Gillespie & Associates, Inc., regarding the total proved reserves of DE Permian as of December 31, 2015 and December 31, 2016.

No other modifications to the Original Parsley Form 8-K are being made by this Amendment. This Amendment should be read in connection with the Original Parsley Form 8-K, which provides a more complete description of the Double Eagle Acquisition.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

•	Audited consolidated financial statements of DE Permian as of and for the years ended December 31, 2015 and December 31, 2016, and the related notes to the consolidated financial statements, attached as Exhibit 99.1 hereto.

(b) Pro Forma Financial Information

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the Double Eagle Acquisition, attached as Exhibit 99.2 hereto:

•	Unaudited Pro Forma Consolidated and Combined Balance Sheet as of December 31, 2016;

•	Unaudited Pro Forma Consolidated and Combined Statement of Operations for the year ended December 31, 2016; and

•	Notes to the Unaudited Pro Forma Consolidated and Combined Financial Statements.

(d) Exhibits

EXHIBIT	DESCRIPTION
23.1	Consent of Ernst & Young LLP.

23.2	Consent of Cawley, Gillespie & Associates, Inc.

99.1	Historical audited consolidated financial statements of Double Eagle Energy Permian LLC as of and for the years ended December 31, 2015 and December 31, 2016.

99.2	Unaudited pro forma consolidated and combined financial information as of and for the year ended December 31, 2016.

99.3	Cawley, Gillespie & Associates, Inc. Summary of Reserves at December 31, 2016 (Double Eagle Energy Permian LLC).

99.4	Cawley, Gillespie & Associates, Inc. Summary of Reserves at December 31, 2015 (Double Eagle Energy Permian LLC) (incorporated by reference to Exhibit 99.9 to the Company’s Current Report on Form 8-K, File No. 001-36463, filed with the Securities and Exchange Commission on February 7, 2017).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARSLEY ENERGY, INC.

By:	/s/ Colin W. Roberts
Colin W. Roberts
Executive Vice President—General Counsel

Dated: May 3, 2017

EXHIBIT INDEX

EXHIBIT	DESCRIPTION

23.1	Consent of Ernst & Young LLP.

23.2	Consent of Cawley, Gillespie & Associates, Inc.

99.1	Historical audited consolidated financial statements of Double Eagle Energy Permian LLC as of and for the years ended December 31, 2015 and December 31, 2016.

99.2	Unaudited pro forma consolidated and combined financial information as of and for the year ended December 31, 2016.

99.3	Cawley, Gillespie & Associates, Inc. Summary of Reserves at December 31, 2016 (Double Eagle Energy Permian LLC).

99.4	Cawley, Gillespie & Associates, Inc. Summary of Reserves at December 31, 2015 (Double Eagle Energy Permian LLC) (incorporated by reference to Exhibit 99.9 to the Company’s Current Report on Form 8-K, File No. 001-36463, filed with the Securities and Exchange Commission on February 7, 2017).

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